UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)
INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

[ ] Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X] Definitive Information Statement

OXIS INTERNATIONAL, INC.
(Name of Registrant as Specified in Its Charter)

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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OXIS INTERNATIONAL, INC.
4830 W. Kennedy Blvd., Suite 600
Tampa, Florida 33609

Notice of Action By Written Consent of stockholders

NOTICE IS HEREBY GIVEN that the holders of more than a majority of the voting power of the shareholders of Oxis International, Inc., a Delaware corporation (“Company,” “we, ” “us, ” or “our”), have approved the following action without a meeting of stockholders in accordance with Section 228 of the Delaware General Corporation Law:

•
The approval of an amendment to our certificate of incorporation to effect a reverse stock split of the Company’s common stock at a ratio to be determined by the Board prior to the effective time of the amendment (the “Effective Time”) of not less than one-for-fifty and not more than one-for-two hundred fifty;

•
The approval of an amendment to our certificate of incorporation to set the number of authorized shares of common stock the Company shall authority to issue following the reverse stock split in an amount to be determined by the Board prior to the Effective Time; and

•	The approval of the Company’s 2014 Equity Incentive Plan.

This action will become effective on the 20th day after the Definitive Information Statement is mailed to our stockholders.
The enclosed Information Statement contains information pertaining to the matters acted upon.

We are not asking you for a proxy, and you are requested not to send us a proxy.

By Order of the Board of Directors,
/s/ Anthony J. Cataldo
Anthony J. Cataldo
Chairman and CEO

Tampa, FL
May 19, 2015

OXIS INTERNATIONAL, INC.
4830 W. Kennedy Blvd., Suite 600
Tampa, Florida 33609

Information Statement
Action By Written Consent of stockholders

General Information

We are not asking you for a proxy, and you are requested not to send us a proxy.

This Information Statement is being furnished in connection with the action by written consent of stockholders taken without a meeting of a proposal to approve the actions described in this Information Statement. We are mailing this Information Statement to our Stockholders on or about May 29, 2015.

What action was taken by written consent?

On May 8, 2015, we obtained stockholder consent for: (a) the approval of an amendment to our certificate of incorporation to effect a reverse stock split of the Company’s common stock at a ratio to be determined by the Board prior to the effective time of the amendment (the “Effective Time”) of not less than one-for-fifty and not more than one-for-two hundred fifty; (b) the approval of an amendment to our certificate of incorporation to set the number of authorized shares of common stock the Company shall authority to issue following the reverse stock split in an amount to be determined by the Board prior to the Effective Time; and (c) the approval of the Company’s 2014 Equity Incentive Plan.
How many shares of were outstanding and entitled to vote on May 8, 2015?

On May 8, 2015, the date we received the consent of the holders of more than a majority of the voting power of our shareholders, there were 600,000,000 common shares outstanding and preferred shares outstanding holding a voting power of 357,142,857 common shares. Accordingly, the voting power on May 8, 2015, was equivalent to 957,142,857 common shares.

What vote was obtained to approve the amendment to the certificate of incorporation described in this Information Statement?

We obtained the approval of the holders of approximately 50.5% of the voting power of our shares that were entitled to give such consent (the “Consenting Shareholders”).

Who is paying the cost of this Information Statement?

We will pay for preparing, printing and mailing this Information Statement. Our costs are estimated at approximately $7,000.

AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO EFFECT REVERSE STOCK SPLIT

Reasons to Effect a Reverse Split

Potential for listing on NASDAQ

Our Board and the Consenting Shareholders have approved an amendment to our certificate of incorporation to effect a reverse stock split of the Company’s common stock at a ratio of not less than one-for-fifty and not more than one-for-two hundred fifty, to be determined by the Board in its discretion, without any further action by stockholders, or to not proceed with a reverse stock split if it determines that a reverse stock split is no longer in the best interest of the Company and its stockholders. The new language in the Certificate of Incorporation relative to any split is set forth in Appendix A to this Information Statement. The Board believes that a reverse split may be desirable because it could assist the Company in meeting the requirements for initial listing on NASDAQ by helping to raise the bid or closing price for our common stock. Currently, our common stock is quoted on the OTCQB, which is not a national securities exchange. One of the key requirements for initial listing on NASDAQ is that our common stock must have met certain minimum bid or closing prices, generally ranging between $2 per share and $4 per share, depending on whether other optional listing requirements are met. Our common stock currently does not meet these minimum bid or closing price requirements.

If our common stock is listed on NASDAQ, the liquidity of our common stock and coverage of our company by security analysts and media could be increased, which could result in higher prices for our common stock than might otherwise prevail, lowered spreads between the bid and asked prices for our common stock and lowered transaction costs inherent in trading such shares. Additionally, certain investors will only purchase securities that are listed on a national securities exchange, and such listing could thus increase our ability to raise funds through the issuance of our common stock or other securities convertible into our common stock. Moreover, listing our shares on a national securities exchange is a requirement for using Form S-3, a short form registration statement, for registering the issuance of our shares or the resale of existing shares. The ability to use Form S-3 may speed up the time it takes for us to raise funds through the issuance of our shares and increase our ability to do so.

In addition, because our common stock is traded on the OTCQB and has a trading price below $5.00 per share, trading in our common stock is currently subject to the requirements of certain rules promulgated under the Securities Exchange Act of 1934, as amended, which require additional disclosure by broker-dealers in connection with any trades involving a stock defined as a penny stock (generally, any equity security that is traded other than on a national securities exchange and has a market bid price of less than $5.00 per share, subject to certain exceptions). The additional burdens imposed upon broker-dealers by such requirements can discourage broker-dealers from making a market, seeking or generating interest in our common stock and otherwise effecting transactions in our common stock, which can limit the market liquidity of our common stock and the ability of investors to trade our common stock. The burdens could be removed if our common stock was traded on a national securities exchange and has a market bid price of more than $5.00 per share.

The primary purpose of a reverse split would be to increase the market bid and closing price of our common stock. We believe that a reverse split could initially help increase the market bid price of our common stock to at least the amount required for initial listing by NASDAQ. However, the effect of a reverse split on the market bid price of our common stock cannot be predicted with any certainty, and the history of similar reverse splits for companies in similar circumstances is varied. There can be no assurance that:

•	the bid or closing price of our common stock would rise in proportion to the reduction in the number of shares of our common stock outstanding following the reverse split;

•
even if the reverse split will succeeded in initially raising the bid or closing price of our common stock, it would be successful in maintaining the market bid price of our common stock above the levels needed for successfully applying for listing on NASDAQ for any extended period of time;

•
even if the Company satisfied NASDAQ’s initial minimal bid or closing price standard, the Company would be able to initially meet or continue to meet NASDAQ’s other quantitative continued listing criteria; or

•	our common stock would not be delisted by NASDAQ for other reasons.

Additionally, even though the reverse split, by itself, would not impact the Company’s assets or prospects, the reverse split could be followed by a decrease in the aggregate market value of our common stock. The market bid price of our common stock may be based also on other factors that may be unrelated to the number of shares outstanding, including our future performance.

Potential Increased Investor Interest

The Board also believes that a higher share price for our common stock may help generate investor interest in the Company. The current low price of our common stock may mean that it does not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Furthermore, various regulations and policies restrict the ability of stockholders to borrow against or “margin” low-priced stock and declines in the stock price below certain levels may trigger unexpected margin calls. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. Finally, we believe that most investment funds are reluctant to invest in lower priced stocks. It should be noted that the liquidity of our common stock may be adversely affected by the reverse split, since fewer shares will be outstanding after the reverse split. However, the Board is hopeful that the anticipated higher market bid price will reduce, to some extent, the negative effects on the liquidity and marketability of the common stock inherent in some of the policies and practices of institutional investors and brokerage houses described above.

Potential Effects of Proposed Reverse Split

General

When the Company files a certificate of amendment to its certificate of incorporation effecting the reverse split (the “Effective Date"), each holder of our common stock will own a reduced number of shares of our common stock. However, a reverse split will affect all holders of our common stock uniformly and will not affect any stockholder’s percentage ownership interests in the Company or proportionate voting power. In lieu of issuing fractional shares, each holder of our common stock who would otherwise have been entitled to a fraction of a share upon surrender of such holder’s certificates will be entitled to receive cash payment in an amount equal to the market value of the fractional share on the date the reverse split becomes effective.

Effect on Authorized and Outstanding Shares

Following the decrease in the number of authorized Shares as discussed below, the Company will be authorized issue a maximum of the number of shares of our common stock as determined by the Board. As of May 8, 2015, there were 600,000,000 shares of common stock issued and outstanding. Although the number of authorized shares of common stock will not change as a result of the reverse split, the number of shares of our common stock outstanding will be reduced to 6,000,000 with some downward adjustment because of the purchase by the Company of any fractional shares resulting from the split.

The amendment will not change the terms of our common stock. The post-split shares of common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the common stock now outstanding. Each stockholder’s percentage ownership of common stock will not be altered. The common stock will remain fully paid and non-assessable. The reverse split is not intended as a “going private transaction” covered by Rule 13e-3 under the Securities Exchange Act of 1934, as amended. We plan to continue to comply with the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

Following the Effective Date, it is not anticipated that the Company’s financial condition, the percentage ownership of management or any aspect of the Company’s business would materially change as a result of a reverse split.

Potential Odd Lots

A reverse split could result in some stockholders holding less than 100 shares of common stock and as a consequence may incur greater costs associated with selling such shares. Brokerage commissions and other costs of transactions in odd lots may be higher, particularly on a per-share basis than the cost of transactions in even multiples of 100 shares.

Accounting Matters

A reverse split would not affect the par value of our common stock. As a result, on the Effective Date, the stated capital on our balance sheet attributable to the common stock will be reduced in proportion to the fraction by which the number of shares of common stock are reduced, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our common stock will be retroactively increased for each period because there will be fewer shares of our common stock outstanding.

Potential Anti-Takeover Effect

While the Board believes it advisable to authorize and approve the reverse stock split for the reasons set forth above, the Board is aware that the increase in the number of authorized but unissued shares of common stock may have a potential anti-takeover effect. Our ability to issue additional shares could be used to thwart persons, or otherwise dilute the stock ownership of stockholders seeking to control the Company. A reverse stock split is not being recommended by the Board as part of an anti-takeover strategy.

Options and Warrants

On the Effective Date of any split, all outstanding options and warrants will be adjusted to reflect the reverse split. The number of shares of common stock that the holders of outstanding options and warrants may purchase upon exercise of their options and warrants may decrease, and the exercise prices of such options and warrants will increase, in proportion to the fraction by which the number of shares of common stock underlying such options and warrants are reduced as a result of the reverse split, resulting in the same aggregate price being required to be paid as would have been paid immediately preceding the reverse split. The number of shares reserved for issuance pursuant to our 2014 Equity Incentive Plan will be reduced in proportion to the fraction by which the number of shares of common stock underlying such options are reduced as a result of the reverse split.

Increase of Shares of Common Stock Available for Future Issuance

Because our authorized common stock will not be reduced, the overall effect will be an increase in our authorized but not outstanding or reserved shares of common stock as a result of the reverse stock split. Even though our authorized common shares are being reset downward from 600,000,000 to a number to be determined by the Board, when coupled with the effect of the reverse split, common shares available to be issued will increase from none to the new number of authorized shares as determined by the Board less 6,000,000. These shares may be issued by our Board in its discretion. Any future issuances will have the effect of diluting the percentage of stock ownership and voting rights of the present holders of common stock.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE. Beginning on the Effective Date, each certificate representing pre-reverse split shares will be deemed for all corporate purposes to evidence ownership of post-reverse split shares. Shares held by a stockbroker will automatically reflect the new quantity of shares based on the ratio of the reverse split.

Fractional Shares

We will not issue fractional certificates for post-reverse split shares in connection with the reverse split. In lieu of issuing fractional shares, each holder of common stock who would otherwise have been entitled to a fraction of a share will be entitled to receive cash equal to the market value of the fractional share on the date the reverse split becomes effective.

Federal Income Tax Consequences of the Reverse Split.

The following discussion is a summary of certain federal income tax consequences of the reverse split to the holders of common stock. This discussion is based on the Internal Revenue Code of 1986, as amended, regulations, rulings and decisions in effect on the date hereof, all of which are subject to change (possibly with retroactive effect) and to differing interpretations. This discussion is for general information purposes only and the tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. In addition, this discussion does not address all aspects of federal income taxation that may be relevant to holders in light of their particular circumstances or to holders who may be subject to special tax treatment, including without limitation, holders of warrants, holders who are dealers in securities, foreign persons, insurance companies, tax-exempt organizations, banks, financial institutions, broker-dealers, holders who hold common stock as part of a hedge, straddle, conversion or other risk reduction transaction, or who acquired the common stock pursuant to the exercise of compensatory stock options or otherwise as compensation. The following discussion also does not address the tax consequences of the reverse split under foreign, state or local tax laws. Accordingly, each stockholder should consult his or her tax adviser to determine the particular tax consequences to him or her of a reverse split, including the application and effect of federal, state, local and/or foreign income tax and other laws.

Generally, a reverse split will not result in the recognition of gain or loss for federal income tax purposes. The adjusted basis of the new shares of common stock will be the same as the adjusted basis of the common stock exchanged for such new shares. The holding period of the post-reverse split shares of the common stock resulting from implementation of the reverse split will include the stockholder’s respective holding periods for the pre-reverse split shares.

Effectiveness of Amendment

The Certificate of Amendment of the Certificate of Incorporation effecting a reverse split will be in substantially the form attached to this Information Statement as Appendix A and will become effective upon the acceptance for record of the Certificate of Amendment of our Certificate of Incorporation with the Secretary of State of Delaware, which will occur no earlier than 20 calendar days after this Information Statement has first been sent to the Company’s stockholders.

AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO REDUCE THE NUMBER OF AUTHORIZED COMMON SHARES

General

Our Board and the Majority Stockholders authorized the common stock change whereby the number of authorized shares of our common stock will be changed to an amount to be determined by the Board. The change in the number of authorized shares of common stock will occur concurrently with the reverse stock split. Although the number of authorized shares of common stock will be decreased from 600,000,000 shares to an amount to be determined by the Board, the number of shares outstanding after the reverse stock split will decrease by a larger ratio than the reduction in the authorized shares of common stock. Accordingly, the change in the number of authorized shares will represent an increase in the number of authorized shares compared to the number of shares outstanding after the reverse stock split.

Purpose and Effect of Changing (Increasing) the Number of Authorized Shares

The additional shares of common stock available for issue would be part of the existing class of common stock, if and when issued. These shares would have the same rights and privileges as the shares of common stock currently outstanding. Holders of the Company’s common stock do not have preemptive rights to subscribe for and purchase any new or additional issues of common stock or securities convertible into common stock.

Our Board believes that an increase in the common stock available for issuance is in the best interests of the Company and its stockholders. The purpose of increasing the number of authorized shares of common stock is to have shares available for issuance for such corporate purposes as the Board may determine in its discretion, including, without limitation:

•	conversion of convertible securities;

•	future acquisitions;

•	investment opportunities;

•	stock dividends or other distributions;

•	issuances pursuant to our 2014 Equity Incentive Plan; and

•	future financings and other corporate purposes.

Although the Company is actively discussing financing alternatives which may result in the issuance of additional shares of common stock, the Company has no such plans, proposals, or arrangements, written or otherwise, at this time to issue any of the newly available authorized shares of common stock.

No further stockholder approval is required to effect an increase in the common stock available for issuance or to issue any additional shares of common stock.

Anti-Takeover Effects of the Common Stock Increase

THE OVERALL EFFECT OF THE COMMON STOCK INCREASE MAY BE TO RENDER MORE DIFFICULT THE CONSUMMATION OF MERGERS WITH THE COMPANY OR THE ASSUMPTION OF CONTROL BY A PRINCIPAL STOCKHOLDER, AND THUS MAKE IT DIFFICULT TO REMOVE MANAGEMENT.

A possible effect of the common stock increase is to discourage a merger, tender offer or proxy contest, or the assumption of control by a holder of a large block of the Company’s voting securities and the removal of incumbent management. Our management could use the additional shares of common stock available for issuance to resist or frustrate a third-party take-over effort favored by a majority of the independent stockholders that would provide an above market premium by issuing additional shares of common stock.

The increase in the relative number of authorized shares of common stock is not the result of an effort to accumulate the Company’s securities or to obtain control of the Company by means of a merger, tender offer, solicitation or otherwise. Nor is the common stock increase a plan by management to adopt a series of amendments to the Company’s charter or by-laws to institute an anti-takeover provision. The Company does not have any plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences. As discussed above, the reason for the increase in the number of shares of common stock that the Company is able to issue in order to attract potential investors and conduct equity financings. Any issuance of additional shares of common stock could have the effect of diluting any future earnings per share and book value per share of the outstanding shares of our common stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company.

Effectiveness of Amendment

The Certificate of Amendment of the Certificate of Incorporation amending the number of authorized shares will be in substantially the form attached to this Information Statement as Appendix A and will become effective upon the acceptance for record of the Certificate of Amendment of our Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware, which will occur no earlier than 20 calendar days after this Information Statement has first been sent to Shareholders.

2014 EQUITY INCENTIVE PLAN

Our Board and the Majority Stockholders have approved the Company’s 2014 Equity Incentive Plan. The purposes of the plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, directors, and consultants, and to promote the success of the Company’s business. Options granted under the plan may be Incentive Stock Options or Non-Qualified Stock Options, as determined by the administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

The principal features of the 2014 Equity Incentive Plan are summarized below. This summary is qualified in its entirety by the complete text of the 2014 Equity Incentive Plan, which is attached as Appendix B to this Information Statement. Any capitalize terms not defined in the summary shall have the meaning accorded them in the Plan as attached as Appendix B.

The purposes of the 2014 Equity Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors, and Consultants, and to promote the success of the Company’s business. Options granted under the Plan may be Incentive Stock Options or Non-Qualified Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

Under the Plan the Company may issue options (“Options”) or stock purchase rights (“Stock Purchase Rights”). The shares of stock subject to Options or Stock Purchase Rights are shares of common (“Common Stock”). The maximum aggregate number of shares which may be issued upon exercise of the Options or Stock Purchase Rights is Five Hundred Million (500,000,000) shares.

Unless and until the Board delegates administration to a committee, the Plan shall be administered by the Board (the “Administrator”). The Board may delegate administration of the Plan to a committee of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated.

Subject to the provisions of the Plan, the Administrator shall have the authority in its sole discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Options and Stock Purchase Rights may from time to time be granted hereunder;

(iii) to determine the number of Shares to be covered by each such award granted hereunder;

(iv) to approve forms of agreement for use under the Plan;

(v) to determine the terms and conditions of any Option or Stock Purchase Right granted hereunder (such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may vest or be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine);

(vi) to determine whether to offer to buyout a previously granted Option as provided in Section 10(i) hereof and to determine the terms and conditions of such offer and buyout (including whether payment is to be made in cash or Shares);

(vii) to prescribe, amend, and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(viii) to allow Holders to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld based on the statutory withholding rates for federal and state tax purposes that apply to supplemental taxable income. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Holders to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(ix) to amend the Plan or any Option or Stock Purchase Right granted under the Plan; and

(x) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan and to exercise such powers and perform such acts as the Administrator deems necessary or desirable to promote the best interests of the Company which are not in conflict with the express written provisions of the Plan.

Non-Qualified Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees of the Company (or a “parent corporation” or “subsidiary corporation” thereof. If otherwise eligible, a Service Provider who has been granted an Option or Stock Purchase Right may be granted additional Options or Stock Purchase Right.

The Plan become effective upon its initial adoption by the Board and shall continue in effect until it is terminated under the provisions of the Plan. No Options or Stock Purchase Rights may be issued under the Plan after the tenth anniversary of the earlier of (a) the date upon which the Plan is adopted by the Board or (b) the date the Plan is approved by the stockholders.

The term of each Option shall be stated in the Option Agreement; provided, however, that the term shall be no more than ten years from the date of grant thereof. In the case of an Incentive Stock Option granted to a Holder who, at the time the Option is granted, owns (or is treated as owning under Code Section 424) stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company (or a “parent corporation” or “subsidiary corporation” thereof within the meaning of Code Sections 424(e) or 424(f), respectively), the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

If a Holder ceases to be a Service Provider other than by reason of the Holder’s Disability or death, such Holder may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of exercise. The Administrator may provide in the terms of a Holder’s Option Agreement that the Holder may, at any time before the Holder’s status as a Service Provider terminates, exercise the Option in whole or in part prior to the full vesting of the Option; provided, however, that Shares acquired upon exercise of an Option which has not fully vested may be subject to any forfeiture, transfer, or other restrictions as the Administrator may determine in its sole discretion.

Options and Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Holder, only by the Holder.

Stock Purchase Rights may be issued either alone, in addition to, or in tandem with Options granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of any terms, conditions, and/or restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Administrator consistent with applicable legal requirements. Notice of the determination shall be given to each Service Provider to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

The Plan is governed by and construed in accordance with the laws of the State of Delaware.

BENEFICIAL OWNERSHIP

The following table sets forth certain information regarding beneficial ownership of our common stock as of May ___, 2015 (a) by each person known by us to own beneficially 5% or more of any class of our common stock, (b) by each of our named executive officers, (c) by each of our directors and (d) by all of our current executive officers and directors as a group. As of May ____, 2015 there were 600,000,000 shares of our common stock issued and outstanding. Shares of common stock subject to stock options and warrants that are currently exercisable or exercisable within 60 days of May ___, 2015 are deemed to be outstanding for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Except as otherwise indicated, the address of each stockholder is c/o OXIS International, Inc. at 4830 West Kennedy Blvd, Suite 600, Tampa, FL 33609.

	Number of Shares of Common Stock Beneficially Owned	Percent of Shares of Outstanding Common Stock
Name and Address of Beneficial Owner
Security Ownership of Certain Beneficial Owners:
Bristol Investment Fund, Ltd.	54,392,828(1)	9.1%
Theorem Group, LLC (2)	39,696,429(2)	6.2%

Security Ownership of Management:
Anthony J. Cataldo	5,000,000	*
Steven Weldon	0	*

Executive officers and directors as a group – 2 persons	5,000,000	*

* Less than 1%.

(1) As reported on SC 13G/A filed with the SEC on February 11, 2015. Paul Kessler, manager of Bristol Capital Advisors, LLC, the investment advisor to Bristol Investment Fund, Ltd., has voting and investment control over the securities held by Bristol Investment Fund, Ltd. Mr. Kessler disclaims beneficial ownership of these securities.

(2) Represents 36,125,000 warrants to purchase common stock, including 10,000,000 Series A Warrants and 10,000,000 Series B Warrants; and 25,000 shares of Series H Convertible Preferred Stock convertible at the rate of $0.007 per share into 3,571,429 shares of common stock. The foregoing shares of Series H Convertible Preferred Stock, the 0% Convertible Debenture and the Series A Warrant and Series B Warrant limit the ability of the holder thereof to convert such securities if, following such conversion, the holder and its affiliates would beneficially own more than 4.99% of the Company’s then issued and outstanding shares of Common Stock. The Series H Convertible Preferred Stock entitles the holder thereof to a number of votes, without the foregoing 4.99% limitation, equal to (A) the number of shares of Common Stock that such share of preferred stock could, at such time, be converted into (B) multiplied by 100 (or, a total voting power of 357,142,857 shares). The foregoing table includes the 3,571,429 common shares the Series H Convertible Preferred Stock is convertible into, but does not include the effect of the 357,142,857 votes.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

No person who has been a director or officer of the Company at any time since the beginning of the last fiscal year, nominee for election as a director of the Company, nor associates of the foregoing persons have any substantial interest, direct or indirect, in proposed amendment to the Company’s certificate of incorporation which differs from that of other stockholders of the Company.

DISSENTER’S RIGHT OF APPRAISAL

The Delaware General Corporation Law does not provide for dissenter’s rights of appraisal, and the Company will not independently provide our shareholders with any such rights, in connection with the matters discussed in this Information Statement.

AVAILABLE INFORMATION

Please read all the sections of this Information Statement carefully. The Company is subject to the reporting and informational requirements of the Exchange Act and in accordance therewith, files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the Company with the SEC may be inspected without charge at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549. Copies of this material also may be obtained from the SEC at prescribed rates. The SEC’s EDGAR reporting system can also be accessed directly at www.sec.gov.

By Order of the Board of Directors,

/s/ Anthony J. Cataldo
Anthony J. Cataldo
Chairman and CEO

Tampa, FL
May 19, 2015

Appendix A

Form of Amendment to the Certificate of Incorporation
STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION

Oxis International, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, (the “Corporation”) does hereby certify:

FIRST: That the Board of Directors of the Corporation duly adopted a resolution by the unanimous written consent of its members proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation and calling for the stockholders of the Corporation to consider and approve the resolution. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the current Certificate of Incorporation of this Corporation as amended be further amended by changing the first paragraph of Article FOURTH so that, as amended, the paragraph shall be and read as follows:

“1. COMMON STOCK

Upon this Certificate of Amendment becoming effective pursuant to the Delaware General Corporation Law (the “Effective Time”), each [___](1) shares of common stock issued and outstanding (the “Old Common Stock”) shall automatically without further action on the part of the Company or any holder of Old Common Stock, be combined and changed into one fully paid and nonassessable share of new common stock (the “New Common Stock”). From and after the Effective Time, certificates representing the Old Common Stock shall represent the number of whole shares of New Common Stock into which such Old Common Stock shall have been combined pursuant to this Certificate of Amendment. There shall be no fractional shares issued with respect to the New Common Stock. In lieu thereof, the aggregate of all fractional shares otherwise issuable to the holders of record of Old Common Stock shall be issued to the Corporations transfer agent (the “Transfer Agent”), as agent, for the accounts of all holders of record of Old Common Stock otherwise entitled to have a fraction of a share issued to them. The sale of all fractional interests will be effected by the Transfer Agent as soon as practicable after the Effective Time on the basis of prevailing market prices of the applicable New Common Stock at the time of sale. After such sale and upon the surrender of the stockholders’ stock certificates, the Transfer Agent will pay to such holders of record their pro rata share of the net proceeds derived from the sale of the fractional interests. After giving effect to the reverse split, the Company is authorized to issue a total of [ ]( )(2) shares of Common Stock, $0.001 par value per share. Dividends may be paid on the Common Stock as and when declared by the Board of Directors, out of any funds of the Company legally available for the payment of such dividends, and each share of Common Stock will be entitled to one vote on all matters on which such stock is entitled to vote.”

SECOND: That in lieu of a meeting and vote of all of the stockholders, the stockholders holding a majority of the outstanding stock of the Corporation have given written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this ______ day of May, 2015.

By: /s/ Anthony J. Cataldo
Authorized Officer
Title: Chief Executive Officer
Name: Anthony J. Cataldo

(1) The exact ratio will be within the range of 1 for 50 to 1 for 250 and will be determined by the Board prior to the Effective Time.

(2) The exact number of common shares the Corporation shall be authorized to issue after giving effect to the reverse split will be determined by the Board prior to the Effective Time.

Appendix B

OXIS  INTERNATIONAL, INC.

2014 EQUITY INCENTIVE PLAN

Adopted December 23, 2014

1. Purposes of the Plan

.  The purposes of the OXIS International, Inc. 2014 Equity Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors, and Consultants, and to promote the success of the Company’s business.  Options granted under the Plan may be Incentive Stock Options or Non-Qualified Stock Options, as determined by the Administrator at the time of grant.  Stock Purchase Rights may also be granted under the Plan.

2. Definitions

.  As used herein, the following definitions shall apply:

(a) “Administrator” means the Board or the Committee responsible for conducting the general administration of the Plan, as applicable, in accordance with Section 4 hereof.

(b) “Applicable Laws” means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted, and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are granted under the Plan.

(c) “Board” means the Board of Directors of the Company.

(d) “Change in Control” shall mean and include each of the following:

(i) a dissolution or liquidation of the Company;

(ii) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Options and Stock Purchase Rights granted under this Plan are assumed, converted or replaced by the successor or acquiring corporation, which assumption, conversion or replacement will be binding on all Holders);

(iii) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder which merges with the Company in such merger, or which owns or controls another corporation which merges with the Company in such merger) cease to own at least a majority of the combined voting power of the surviving corporation’s outstanding voting securities immediately after the transaction; or

(iv) the sale of all or substantially all of the assets of the Company.

The Administrator shall have full and final authority, which shall be exercised in its sole discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto.

(e) “Code” means the Internal Revenue Code of 1986, as amended, or any successor statute or statutes thereto.  Reference to any particular Code section shall include any successor section.

(f) “Committee” means a committee appointed by the Board in accordance with Section 4 hereof.

(g) “Common Stock” means the common stock of the Company.

(h) “Company” means Oxis International,  Inc., a Delaware corporation.

(i) “Consultant” means any consultant or adviser if: (i) the consultant or adviser renders bona fide services to the Company or any Parent or Subsidiary of the Company; (ii) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (iii) the consultant or adviser is a natural person.

(j) “Director” means a member of the Board.

(k) “Disability” means total and permanent disability within the meaning of Section 22(e)(3) of the Code.

(l) “Employee” means any person, including an Officer or Director, who is an employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Parent or Subsidiary of the Company.  A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor.  For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.  Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient, by itself, to constitute “employment” by the Company.

(m) “Equity Restructuring” shall mean a non-reciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering, or recapitalization through a large, nonrecurring cash dividend, that affects the shares of Common Stock (or other securities of the Company) or the share price of Common Stock (or other securities) and causes a change in the per share value of the Common Stock underlying outstanding awards granted under the Plan.

(n) “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute or statutes thereto.  Reference to any particular Exchange Act section shall include any successor section.

(o) “Fair Market Value” means, as of any date, the value of a share of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, its Fair Market Value shall be the closing sales price for a share of such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for such date, or if no bids or sales were reported for such date, then the closing sales price (or the closing bid, if no sales were reported) on the trading date immediately prior to such date during which a bid or sale occurred, in each case, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for a share of the Common Stock on such date, or if no closing bid and asked prices were reported for such date, the date immediately prior to such date during which closing bid and asked prices were quoted for such Common Stock, in each case, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined by the Administrator.

(p) “Holder” means a person who has been granted or awarded an Option or Stock Purchase Right or who holds Shares acquired pursuant to the exercise of an Option or Stock Purchase Right.

(q) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

(r) “Independent Director” means a Director who is not an Employee of the Company.

(s) “Non-Qualified Stock Option” means an Option (or portion thereof) that is not designated as an Incentive Stock Option by the Administrator, or which is designated as an Incentive Stock Option by the Administrator but fails to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(t) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(u) “Option” means a stock option granted pursuant to the Plan.

(v) “Option Agreement” means a written agreement between the Company and a Holder evidencing the terms and conditions of an individual Option grant.  The Option Agreement is subject to the terms and conditions of the Plan.

(w) “Parent” means any corporation (or other entity), whether now or hereafter existing (other than the Company), in an unbroken chain of corporations (or other entities) ending with the Company if each of the corporations (or other entities) other than the last corporation (or other entity) in the unbroken chain owns stock (or other equity interests) possessing more than fifty percent (50%) of the total combined voting power of all classes of stock (or other equity interests) in one of the other corporations (or other entities) in such chain.

(x) “Plan” means the Oxis International, Inc. 2014 Equity Incentive Plan.

(y) “Public Trading Date” means the first date upon which Common Stock of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system.

(z) “Restricted Stock” means Shares acquired pursuant to the exercise of an unvested Option in accordance with Section 10(h) below or pursuant to a Stock Purchase Right granted under Section 12 below.

(aa) “Restricted Stock Purchase Agreement” means a written agreement between the Company and a Holder evidencing the terms and conditions of the Holder’s purchase of Restricted Stock pursuant to the exercise of an unvested Option in accordance with Section 10(h) below or a Stock Purchase Right granted under Section 12 below.

(bb) “Rule 16b-3” means that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

(cc) “Section 16(b)” means Section 16(b) of the Exchange Act, as such Section may be amended from time to time.

(dd) “Securities Act” means the Securities Act of 1933, as amended, or any successor statute or statutes thereto.  Reference to any particular Securities Act section shall include any successor section.

(ee) “Service Provider” means an Employee, Director, or Consultant.

(ff) “Share” means a share of Common Stock, as adjusted in accordance with Section 13 below.

(gg) “Stock Purchase Right” means a right to purchase Common Stock pursuant to Section 12 below.

(hh) “Subsidiary” means any corporation (or other entity), whether now or hereafter existing (other than the Company), in an unbroken chain of corporations (or other entities) beginning with the Company if each of the corporations (or other entities) other than the last corporation (or other entity) in the unbroken chain owns stock possessing more than fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations (or other entities) in such chain.

3. Stock Subject to the Plan

.  Subject to the provisions of Section 13 hereof, the shares of stock subject to Options or Stock Purchase Rights shall be Common Stock.  Subject to the provisions of Section 13 hereof, the maximum aggregate number of Shares which may be issued upon exercise of such Options or Stock Purchase Rights is Five Hundred Million (500,000,000) Shares.  Shares issued upon exercise of Options or Stock Purchase Rights may be authorized but unissued, or reacquired Common Stock.  If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated).  Shares which are delivered by the Holder or withheld by the Company upon the exercise of an Option or Stock Purchase Right under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again be optioned, granted, or awarded hereunder, subject to the limitations of this Section 3.  If Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan (unless the Plan has terminated).  Notwithstanding the provisions of this Section 3, no Shares may again be optioned, granted, or awarded if such action would cause an Incentive Stock Option to fail to qualify as an Incentive Stock Option under Code Section 422.

4. Administration of the Plan.

(a) Administrator.  Unless and until the Board delegates administration to a Committee as set forth below, the Plan shall be administered by the Board.  The Board may delegate administration of the Plan to a Committee or Committees of one (1) or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated.  If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in the Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board.  Notwithstanding the foregoing, however, unless otherwise determined by the Board, from and after the Public Trading Date, a Committee of the Board shall administer the Plan and the Committee shall consist solely of two (2) or more Independent Directors each of whom is an “outside director,” within the meaning of Section 162(m) of the Code, a “non-employee director” within the meaning of Rule 16b-3, and qualifies as “independent” within the meaning of any applicable stock exchange listing requirements.  Members of the Committee shall also satisfy any other legal requirements applicable to membership on the Committee, including requirements under the Sarbanes-Oxley Act of 2002 and other Applicable Laws.  Within the scope of its authority, in the absence of Independent Directors or otherwise, the Board or the Committee may (i) delegate to a committee of one (1) or more members of the Board who are not Independent Directors the authority to grant awards under the Plan to eligible persons who are either (1) not then “covered employees,” within the meaning of Section 162(m) of the Code and are not expected to be “covered employees” at the time of recognition of income resulting from such award or (2) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (ii) delegate to a committee of one (1) or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act.  The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.  Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board.  Vacancies in the Committee may only be filled by the Board.

(b) Powers of the Administrator.  Subject to the provisions of the Plan and the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its sole discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Options and Stock Purchase Rights may from time to time be granted hereunder;

(iii) to determine the number of Shares to be covered by each such award granted hereunder;

(iv) to approve forms of agreement for use under the Plan;

(v) to determine the terms and conditions of any Option or Stock Purchase Right granted hereunder (such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may vest or be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine);

(vi) to determine whether to offer to buyout a previously granted Option as provided in Section 10(i) hereof and to determine the terms and conditions of such offer and buyout (including whether payment is to be made in cash or Shares);

(vii) to prescribe, amend, and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(viii) to allow Holders to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld based on the statutory withholding rates for federal and state tax purposes that apply to supplemental taxable income.  The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined.  All elections by Holders to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(ix) to amend the Plan or any Option or Stock Purchase Right granted under the Plan as provided in Section 15 hereof; and

(x) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan and to exercise such powers and perform such acts as the Administrator deems necessary or desirable to promote the best interests of the Company which are not in conflict with the express written provisions of the Plan.

(c) Effect of Administrator’s Decision.  All decisions, determinations, and interpretations of the Administrator shall be final and binding on all Holders.

5. Eligibility

.  Non-Qualified Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees of the Company (or a “parent corporation” or “subsidiary corporation” thereof within the meaning of Code Sections 424(e) or 424(f), respectively).  If otherwise eligible, a Service Provider who has been granted an Option or Stock Purchase Right may be granted additional Options or Stock Purchase Rights.

6. Limitations.

(a) Designations.  Each Option shall be designated by the Administrator in the Option Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option.  However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares subject to a Holder’s Incentive Stock Options and other incentive stock options granted by the Company (or a “parent corporation” or “subsidiary corporation” thereof within the meaning of Code Sections 424(e) or 424(f), respectively), which become exercisable for the first time during any calendar year (under all plans of the Company or any such parent or subsidiary) exceeds one hundred thousand dollars ($100,000), such excess Options or other options shall be treated as Non-Qualified Stock Options.  If the Code is amended to provide for a different limitation from that set forth in the preceding sentence, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code.

For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

(b) Employment or Consulting Relationship at Will.  Neither the Plan, any Option, nor any Stock Purchase Right shall confer upon a Holder any right with respect to continuing the Holder’s employment or consulting relationship with the Company, nor shall they interfere in any way with the Holder’s right or the Company’s right to terminate such employment or consulting relationship at any time, with or without cause.

(c) Limitations on Total Outstanding Issuances.                                                                           The Administrator shall not issue Options or Stock Purchase Rights which, when combined and aggregated with all other issued and outstanding Options or Stock Purchase Rights, would result in all such issued and outstanding Options and Stock Purchase Rights representing, in the aggregate, more than thirty percent (30%) of the total number of issued and outstanding Shares of the Company on a fully diluted basis.

7. Term of Plan

.  The Plan shall become effective upon its initial adoption by the Board and shall continue in effect until it is terminated under Section 15 hereof.  No Options or Stock Purchase Rights may be issued under the Plan after the tenth (10th) anniversary of the earlier of (a) the date upon which the Plan is adopted by the Board or (b) the date the Plan is approved by the stockholders.

8. Term of Option

.  The term of each Option shall be stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof.  In the case of an Incentive Stock Option granted to a Holder who, at the time the Option is granted, owns (or is treated as owning under Code Section 424) stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company (or a “parent corporation” or “subsidiary corporation” thereof within the meaning of Code Sections 424(e) or 424(f), respectively), the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

9. Option Exercise Price and Consideration.

(a) Per Share Exercise Price.  Except as provided in Section 13 hereof, the per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

(i) In the case of an Incentive Stock Option

(A) granted to an Employee who, at the time of grant of such Option, owns (or is treated as owning under Code Section 424) stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company (or a “parent corporation” or “subsidiary corporation” thereof within the meaning of Code Sections 424(e) or 424(f), respectively), the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

(B) granted to any other Employee, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(b) Consideration.  The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant).  Such consideration may consist of (1) cash; (2) check; (3) with the consent of the Administrator, a full recourse promissory note bearing interest (at no less than such rate as is a market rate of interest and which then precludes the imputation of interest under the Code), payable upon such terms as may be prescribed by the Administrator, and structured to comply with Applicable Laws; (4) with the consent of the Administrator, other Shares which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised; (5) with the consent of the Administrator, surrendered Shares then issuable upon exercise of the Option having a Fair Market Value on the date of exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (6) with the consent of the Administrator, property of any kind which constitutes good and valuable consideration; (7) with the consent of the Administrator, applicable “cashless” exercise provisions to be included in one or more Option Agreements, or (8) with the consent of the Administrator, delivery of a notice that the Holder has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Options and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided, that payment of such proceeds is then made to the Company upon settlement of such sale; or (8) with the consent of the Administrator, any combination of the foregoing methods of payment.

10. Exercise of Option.

(a) Vesting; Fractional Exercises.  Except as provided in Section 13 hereof, Options granted hereunder shall be vested and exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.  An Option may not be exercised for a fraction of a Share.

(b) Deliveries upon Exercise.  All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, his or her office, or such other authorized representative of the Company:

(i) A written or electronic notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised.  The notice shall be signed or transmitted electronically, as applicable, by the Holder or other person then entitled to exercise the Option or such portion of the Option;

(ii) Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with Applicable Laws.  The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance, including, without limitation, placing legends on share certificates and issuing stop transfer notices to agents and registrars;

(iii) Upon the exercise of all or a portion of an unvested Option pursuant to Section 10(h) hereof, a Restricted Stock Purchase Agreement in a form determined by the Administrator and signed by the Holder or other person then entitled to exercise the Option or such portion of the Option; and

(iv) In the event that the Option shall be exercised pursuant to Section 10(f) hereof by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option.

(c) Conditions to Delivery of Share Certificates.  The Company shall not be required to issue or deliver any certificate or certificates for Shares purchased upon the exercise of any Option or portion thereof nor shall the Holder thereof be deemed to be a stockholder of the Company prior to fulfillment of all of the following conditions:

(i) The admission of such Shares to listing on all stock exchanges on which such class of stock is then listed;

(ii) The completion of any registration or other qualification of such Shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its sole discretion, deem necessary or advisable;

(iii) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its sole discretion, determine to be necessary or advisable;

(iv) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

(v) The receipt by the Company of full payment for such Shares, including payment of any applicable withholding tax, which in the sole discretion of the Administrator may be in the form of consideration used by the Holder to pay for such Shares under Section 9(b) hereof.

(d) Termination of Relationship as a Service Provider.  If a Holder ceases to be a Service Provider other than by reason of the Holder’s Disability or death, such Holder may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of exercise; provided, however, that, prior to the Public Trading Date, to the extent required by Applicable Law, such period of time shall not be less than thirty (30) days (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement).  In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Holder’s termination.  If, after termination, the Holder does not exercise his or her Option within the time period specified, herein, the Option shall terminate, and the Shares covered by such Option shall again become available for issuance under the Plan.

(e) Disability of Holder.  If a Holder ceases to be a Service Provider as a result of the Holder’s Disability, the Holder may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of exercise; provided, however, that prior to the Public Trading Date, to the extent required by Applicable Law, such period of time shall not be less than six (6) months (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement).  In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Holder’s termination.  If, after termination, the Holder does not exercise his or her Option within the time specified, herein, the Option shall terminate, and the Shares covered by such Option shall again become available for issuance under the Plan.

(f) Death of Holder.  If a Holder dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement; provided, however, that prior to the Public Trading Date, to the extent required by Applicable Law, such period of time shall not be less than six (6) months (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement), by the Holder’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of exercise.  In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Holder’s termination.  The Option may be exercised by the executor or administrator of the Holder’s estate or, if none, by the person(s) entitled to exercise the Option under the Holder’s will or the laws of descent or distribution.  If the Option is not so exercised within the time specified, herein, the Option shall terminate, and the Shares covered by such Option shall again become available for issuance under the Plan.

(g) Regulatory Extension.  A Holder’s Option Agreement may provide that if the exercise of the Option following the termination of the Holder’s status as a Service Provider would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in Section 8 hereof or (ii) the expiration of a period of three (3) months after the termination of the Holder’s status as a Service Provider during which the exercise of the Option would not be in violation of such registration requirements.

(h) Early Exercisability.  The Administrator may provide in the terms of a Holder’s Option Agreement that the Holder may, at any time before the Holder’s status as a Service Provider terminates, exercise the Option in whole or in part prior to the full vesting of the Option; provided, however, that subject to Section 19 hereof, Shares acquired upon exercise of an Option which has not fully vested may be subject to any forfeiture, transfer, or other restrictions as the Administrator may determine in its sole discretion.

(i) Buyout Provisions.  The Administrator may at any time offer to buyout for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Holder at the time that such offer is made.

11. Non-Transferability of Options and Stock Purchase Rights

.  Options and Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Holder, only by the Holder.

12. Stock Purchase Rights.

(a) Rights to Purchase.  Stock Purchase Rights may be issued either alone, in addition to, or in tandem with Options granted under the Plan and/or cash awards made outside of the Plan.  After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of any terms, conditions, and/or restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer.  The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

(b) Repurchase Right.  Unless the Administrator determines otherwise, any Restricted Stock Purchase Agreement shall grant the Company the right to repurchase Shares acquired upon exercise of a Stock Purchase Right upon the termination of the purchaser’s status as a Service Provider for any reason.  Subject to Section 19 hereof, the purchase price for Shares repurchased by the Company pursuant to any such repurchase right and the rate at which any such repurchase right shall lapse shall be determined by the Administrator in its sole discretion, and shall be set forth in the Restricted Stock Purchase Agreement.

(c) Other Provisions.  Any Restricted Stock Purchase Agreement shall contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

(d) Rights as a Stockholder.  Once the Stock Purchase Right is exercised, the purchaser shall have rights equivalent to those of a stockholder and shall be a stockholder when his or her purchase is entered upon the stock records of the Company.  No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 hereof.

13. Adjustments upon Changes in Capitalization, Merger, or Asset Sale.

(a) Adjustments Authorized.  In the event that the Administrator determines that, other than with respect to an Equity Restructuring, any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), reorganization, merger, consolidation, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange, or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator’s sole discretion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Option, Stock Purchase Right, or Restricted Stock, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of:

(i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Options or Stock Purchase Rights may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 3 hereof on the maximum number and kind of shares which may be issued and adjustments of the maximum number of Shares that may be purchased by any Holder in any calendar year pursuant to Section 6(c) hereof);

(ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options, Stock Purchase Rights, or Restricted Stock; and

(iii) the grant or exercise price with respect to any Option or Stock Purchase Right.

(b) Adjustment Actions Authorized.  In the event of any transaction or event described in Section 13(a) hereof, the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Option, Stock Purchase Right, or Restricted Stock or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Option, Stock Purchase Right, or Restricted Stock granted or issued under the Plan or to facilitate such transaction or event:

(i) To provide for either the purchase of any such Option, Stock Purchase Right, or Restricted Stock for an amount of cash equal to the amount that could have been obtained upon the exercise of such Option or Stock Purchase Right or realization of the Holder’s rights had such Option, Stock Purchase Right, or Restricted Stock been currently exercisable or payable or fully vested or the replacement of such Option, Stock Purchase Right, or Restricted Stock with other rights or property selected by the Administrator in its sole discretion;

(ii) To provide that such Option or Stock Purchase Right shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Option or Stock Purchase Right;

(iii) To provide that such Option, Stock Purchase Right, or Restricted Stock be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights, or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iv) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options and Stock Purchase Rights, and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Options, Stock Purchase Rights, or Restricted Stock or Options, Stock Purchase Rights, or Restricted Stock which may be granted in the future; and/or

(v) To provide that immediately upon the consummation of such event, such Option or Stock Purchase Right shall not be exercisable and shall terminate; provided, that for a specified period of time prior to such event, such Option or Stock Purchase Right shall be exercisable as to all Shares covered thereby, and the restrictions imposed under an Option Agreement or Restricted Stock Purchase Agreement upon some or all Shares may be terminated and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase, notwithstanding anything to the contrary in the Plan or the provisions of such Option, Stock Purchase Right, or Restricted Stock Purchase Agreement.

(c) Proportional Adjustments.  In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Section 13(a) and 13(b) hereof:

(i) The number and type of securities subject to each outstanding Option or Stock Purchase Right and the exercise price or grant price thereof, if applicable, will be proportionately adjusted.  The adjustments provided under this Section 13(c)(i) shall be nondiscretionary and shall be final and binding on the affected Holder and the Company.

(ii) The Administrator shall make such proportionate adjustments, if any, as the Administrator in its sole discretion may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3 hereof).

(d) Change in Control.  If the Company undergoes a Change in Control, then any surviving corporation or entity or acquiring corporation or entity, or affiliate of such corporation or entity, may assume any Options, Stock Purchase Rights, and/or Restricted Stock outstanding under the Plan or may substitute similar stock awards (including an award to acquire the same consideration paid to the stockholders in the transaction described in this Section 13(d)) for those outstanding under the Plan.  In the event any surviving corporation or entity or acquiring corporation or entity in a Change in Control, or affiliate of such corporation or entity, does not assume such Options, Stock Purchase Rights, or Restricted Stock or does not substitute similar stock awards for those outstanding under the Plan, then with respect to (i) Options, Stock Purchase Rights, and Restricted Stock held by participants in the Plan whose status as a Service Provider has not terminated prior to such event, the vesting of such Options, Stock Purchase Rights, and Restricted Stock (and, if applicable, the time during which such awards may be exercised) shall be accelerated and made fully exercisable and all restrictions thereon shall lapse at least ten (10) days prior to the closing of the Change in Control (and the Options or Stock Purchase Rights terminated if not exercised prior to the closing of such Change in Control) and (ii) any other Options or Stock Purchase Rights outstanding under the Plan, such Options and Stock Purchase Rights shall be terminated if not exercised prior to the closing of the Change in Control.

(e) Further Provisions and Limitations.  Subject to Section 3 hereof, the Administrator may, in its sole discretion, include such further provisions and limitations in any Option, Stock Purchase Right, Restricted Stock Purchase Agreement, or certificate, as it may deem equitable and in the best interests of the Company.

(f) No Effect or Restrictions.  The existence of the Plan, any Option Agreement or Restricted Stock Purchase Agreement, and the Options or Stock Purchase Rights granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization, or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants, or rights to purchase stock or of bonds, debentures, preferred, or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

14. Time of Granting Options and Stock Purchase Rights

.  The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Administrator consistent with applicable legal requirements.  Notice of the determination shall be given to each Service Provider to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

15. Amendment and Termination of the Plan.

(a) Amendment and Termination.  Subject to the requirements of subsection (c), the Board may at any time wholly or partially amend, alter, suspend, or terminate the Plan.  However, without approval of the Company’s stockholders given within twelve (12) months before or after the action by the Board, no action of the Board may, except as provided in Section 13 hereof, increase the limits imposed in Section 3 hereof on the maximum number of Shares which may be issued under the Plan or extend the term of the Plan under Section 7 hereof.

(b) Stockholder Approval.  The Board shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination.  No amendment, alteration, suspension, or termination of the Plan or any Option or Stock Purchase Right shall impair the rights of any Holder, unless mutually agreed otherwise between the Holder and the Administrator, which agreement must be in writing and signed by the Holder and the Company.  Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Options, Stock Purchase Rights, or Restricted Stock granted or awarded under the Plan prior to the date of such termination.

16. Stockholder Approval

.  The Plan will be submitted for the approval of the Company’s stockholders within twelve (12) months after the date of the Board’s initial adoption of the Plan.  Options or Stock Purchase Rights may be granted prior to such stockholder approval, provided, that if such approval has not been obtained at the end of said twelve-month period, all Options and Stock Purchase Rights previously granted under the Plan shall thereupon be canceled and become null and void and any Shares issued upon exercise thereof shall immediately, and without further action on the part of the Company, be rescinded.

17. Inability to Obtain Authority

.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

18. Reservation of Shares

.  The Company, during the term of the Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

19. Repurchase Provisions

.  The Administrator in its sole discretion may provide that the Company may repurchase Shares acquired upon exercise of an Option or Stock Purchase Right upon the occurrence of certain specified events, including, without limitation, a Holder’s termination as a Service Provider, divorce, bankruptcy, or insolvency; provided, however, that any such repurchase right shall be set forth in the applicable Option Agreement or Restricted Stock Purchase Agreement or in another agreement referred to in such agreement.

20. Rules Particular To Specific Countries.

(a) Generally.  To the extent required by the Company, each Holder agrees that he or she shall enter into an election with the Company or a Subsidiary (in a form approved by the Company) under which any Tax Liability (as defined below) including, but not limited to, National Insurance Contributions (“NICs”) and any Fringe Benefit Tax (“FBT”), is transferred to and met by the Plan participant.  For purposes of this Section 20, Tax Liability shall mean any and all liability under applicable non-U.S. laws, rules, or regulations, from any income tax, the Company’s (or a Subsidiary’s) NICs, FBT, or similar liability, and the Service Provider’s NICs, FBT, or similar liability under applicable non-U.S. law that are attributable to: (A) the grant, vesting, or exercise of, or any other benefit derived by the Plan participant from an Option, Stock Purchase Right, or Restricted Stock; (B) the acquisition by the Plan participant of the Shares on exercise of an Option or the acquisition by the Plan participant of the Shares pursuant to a Stock Purchase Right; or (C) the disposal of any Shares acquired by the Plan participant pursuant to an Option or a Stock Purchase Right granted under the Plan.

(b) Addendum.  Notwithstanding anything herein to the contrary, the terms and conditions of the Plan with respect to Service Providers who are tax residents of a particular country other than the United States may be subject to an addendum to the Plan in the form of an Appendix. To the extent that the terms and conditions set forth in an Appendix conflict with any provisions of the Plan, the provisions of the Appendix shall govern. The adoption of any such Appendix shall be pursuant to Section 15 above.

21. Investment Intent

.  The Company may require a Plan participant, as a condition of exercising or acquiring stock under any Option or Stock Purchase Right, (i) to give written assurances satisfactory to the Company as to the participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option or Stock Purchase Right; and (ii) to give written assurances satisfactory to the Company stating that the participant is acquiring the stock subject to the Option or Stock Purchase Right for the participant’s own account and not with any present intention of selling or otherwise distributing the stock.  The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (A) the issuance of the shares upon the exercise or acquisition of stock under the applicable Option or Stock Purchase Right has been registered under a then currently effective registration statement under the Securities Act or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under then applicable securities laws.  The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

22. Section 409A.  To the extent that the Administrator determines that any Option, Stock Purchase Right, or Restricted Stock granted or awarded under the Plan is subject to Section 409A of the Code, the agreement evidencing such Option, Stock Purchase Right, or Restricted Stock shall incorporate the terms and conditions required by Section 409A of the Code.  To the extent applicable, the Plan and the agreement evidencing such option, Stock Purchase Right, or Restricted Stock shall be interpreted in accordance with Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance issued thereunder.  Notwithstanding any provision of the Plan to the contrary, in the event that the Administrator determines that any Option, Stock Purchase Right, or Restricted Stock may be subject to Section 409A of the Code and related Department of Treasury regulations and other interpretive guidance issued thereunder, the Administrator may adopt such amendments to the Plan and the applicable agreement or adopt other policies and procedures (including amendments, policies, and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Option, Stock Purchase Right, or Restricted Stock from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Option, Stock Purchase Right, or Restricted Stock, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury regulations and other interpretive guidance thereunder and thereby avoid the application of any penalty taxes under such Section.

23. Governing Law

.  This Plan shall be governed by and construed in accordance with the laws of the State of Delaware excluding that body of law pertaining to conflicts of law.

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